UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                                                                                                           April 30, 2016

Canyon Gold Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4730 South Fort Apache Road, Suite 300, Las Vegas, Nevada 89147
 (Address of principal executive offices)

Registrant's telephone number, including area code: (800) 520-9485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms "Company", "Canyon Gold,"  "we," "us," "our" and similar terminology reference to Canyon Gold Corp.

Section 5 – Corporate Management and Governance

Item 5.02   Departure of Directors or Certain Officers: Election of Directors: Appointment of        Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2016, Stephen M. Studdert resigned as a director and his position as the Company's President and CEO, effective immediately. At the time of his resignation, there were no disagreements between Mr. Studdert and Canyon Gold on any matter relating to the Company's operations, policies or practices. Mr. Studdert will remain as a member of the Canyon Gold Advisory Board and Frank Thorwald remains as a director on the Company's Board of Directors.

Mr. Studdert was first appointed as a director on December 16, 2012 and served as our President and CEO from October 16, 2013 to May 21, 2014. At that time he resigned as a director, President and CEO and was appointed as President and CEO of our subsidiary, Long Canyon Gold Resources Corp. Mr. Studdert was again appointed as a director, President and CEO of Canyon Gold on October 12, 2014, replacing Delbert G. Blewett who had passed away.

Also on April 30, 2016, the Board of Directors appointed Merrill W. Moses to replace Mr. Studdert as director, President and CEO of Canyon Gold. Mr. Moses is a graduate of Brigham Young University and over the past 40 years has been an entrepreneur and founder of a variety of independent business ventures. He has also been involved in operating an independent oil & gas company and a mining & exploration company. Since 1992, Mr. Merrill has served as President and CEO of two oil and gas companies, Energy Pro Inc. and Dynamic Energy & Petroleum Inc. Mr. Merrill is also a founding partner in 2007 of Liberty Capital International, Inc., an international financial and project management company that provides various private client financial and asset management services.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any "safe harbor under this Act does not apply to a "penny stock" issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canyon Gold Corp.

Canyon Gold Corp.

Date: May 4, 2016	By:	/s/ MERRILL W. MOSES
Merrill W. Moses, President